                                                                    EXHIBIT 10.2
                                                                  CONFORMED COPY

                             CONSULTING AGREEMENT
                             --------------------


          This CONSULTING AGREEMENT, dated as of April 30, 1998 (the "Agreement"), by and among CDRJ Investments (Lux) S.A., a Luxembourg societe
 ---------
anonyme ("Lux SA"), Jafra Cosmetics International, Inc., a Delaware corporation
          ------
("JCI") and Jafra Cosmetics International, S.A. de C.V., a sociedad anonima de
  ---
capital variable ("JCISA" and collectively with Lux SA and JCI, the "Company
                                                                     -------
Group"), and Clayton, Dubilier & Rice, Inc., a Delaware corporation ("CD&R").
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                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company Group has acquired the Jafra cosmetics business of The Gillette Company pursuant to the Acquisition Agreement, dated as of January 26, 1998, as amended (the "Acquisition Agreement") between The Gillette
                                   ---------------------
Company and Lux SA and CDRJ Holding Company, an affiliate of Lux SA ("Cayman Co"), and the other parties thereto (such transaction being hereinafter referred to as the "Acquisition");
           -----------

          WHEREAS, CD&R has performed financial, management advisory and other services for the Company Group, including but not limited to assistance in connection with (i) the preparation, negotiation, execution and delivery of the
                 -
Acquisition Agreement, (ii) the retention of legal, accounting, insurance,
                        --
investment banking, financial and other advisors and consultants in connection with the Acquisition, (iii) the preparation, negotiation, execution and delivery
                       ---
of the commitment, fee and engagement letters, registration rights and purchase agreements, credit agreements, guarantees, mortgages, pledge agreements and other security agreements, subscription, management equity agreements, and other agreements, instruments and documents, relating to the Acquisition, the financing of the Acquisition and (iv) the structuring, implementation and
                                  --
consummation of the Acquisition (such services collectively, the "Acquisition
                                                                  -----------
Services");
--------

          WHEREAS, the Company Group desires, following the Acquisition, to receive financial and managerial advisory services from CD&R, and CD&R desires to provide such services to the Company Group;

          NOW, THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth and the mutual benefits to be derived herefrom, the parties hereto hereby agree as follows:

          1.   Engagement.  The Company Group hereby engages CD&R as a
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consultant, and CD&R hereby agrees to provide financial and managerial advisory ser vices to the Company Group, all on the terms and subject to the conditions set forth below.

          2.   Services, etc.  (a) CD&R hereby agrees during the term of this
               -------------
Agreement to assist, advise and consult with the respective Boards of Directors and management of each member of the Company Group and their respective subsidiaries in such manner and on such business, management and financial matters, and provide such other financial and managerial advisory services (collectively, the "Continuing Services"), as may be reasonably requested from
                    -------------------
time to time by the Boards of Directors of each member of the Company Group, including but not limited to assistance in:

         (i) establishing and maintaining banking, legal and other business relationships for each such member and its subsidiaries;

         (ii) developing and implementing corporate and business strategy and planning for each such member and its subsidiaries, including plans and programs for improving operating, marketing and financial performance, budgeting of future corporate investments, acquisition and divestiture strategies, and reorganizational programs;

        (iii)  arranging future debt and equity financings and refinancings; and

         (iv) providing professional employees to serve as directors or officers of each member of the Company Group.

          (b) Each member of the Company Group will furnish CD&R with such information as CD&R believes appropriate to its engagement hereunder (all such information so furnished being referred to herein as the "Information"). Each
                                                          -----------
member of the Company Group recognizes and confirms that (i) CD&R will use and
                                                          -
rely primarily on the Information and on information available from generally recognized public sources in performing the services to be performed hereunder and (ii) CD&R does not assume responsibility for the accuracy or completeness of
     --
the Information and such other information.

          3.  Compensation; Payment of Expenses.  (a) The Company Group jointly
              ---------------------------------
and severally agree to pay CD&R, concurrent with the execution of this Agreement, as compensation for the Acquisition Services, a fee of $2,700,000.

          (b) The Company Group jointly and severally agree to pay to CD&R, as compensation for Continuing Services rendered and to be rendered by CD&R hereunder, a fee of $500,000 per year (the "Continuing Services Fee"), one-
                                            -----------------------
twelfth of which shall be payable on the first day of each month commencing on the first day of the month following the date of the closing of the Acquisition. Such Continuing

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

Services Fee may, in the sole discretion of a majority of the members of the Company's Board of Directors who are not affiliated with CD&R, be increased but may not be decreased without the prior written consent of CD&R. If any employee of CD&R shall be elected to serve on the Board of Directors of any member of the Acquisition Group or any of their affiliates (a "Designated Director"),
                                                 ---------- --------
in consideration of the Continuing Services Fee being paid to CD&R, CD&R shall cause such Designated Director to waive any and all fees to which such director would otherwise be entitled as a director for any period for which the Fee or any installment thereof is paid.

          (c) The Company Group jointly and severally agree to reimburse CD&R for such reasonable travel and other out-of-pocket expenses ("Expenses") as may
                                                              --------
be incurred by CD&R and its employees and agents in the course or on account of rendering any Acquisition Services or Continuing Services including but not limited to any fees and expenses of any legal, accounting or other professional advisors to CD&R engaged in connection with Acquisition Services or Continuing Services previously provided or being provided hereunder and any expenses incurred by any Designated Director in connection with the performance of his duties. CD&R may submit monthly expense statements, which shall be payable within thirty days.

          4.   Term, etc.  (a)  This Agreement shall be in effect until, and
               ---------
shall terminate upon, the earlier to occur of (x) the tenth anniversary of the
                                               -
date hereof and (y) the date on which Clayton, Dubilier & Rice Fund V Limited
                 -
Partnership ("CD&R Fund") no longer owns any shares of the capital stock of Lux
              ---------
SA, and may be earlier terminated by either party hereto upon 30 days' prior written notice to the other party hereto. The provisions of this Agreement shall survive any termination of this Agreement, except for the provisions of
Section 1, Section 2(a), the first sentence of Section 2(b) and (solely as to any portion of the Continuing Services Fee or any Expense not paid or reimbursed prior to such termination and not required to be paid or reimbursed thereafter pursuant to Section 4(c) hereof) Section 3 hereof.

          (b) Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of JCI or JCISA as an entirety, the successor corporation formed by such consolidation or into which JCI or JCISA, as the case may be, is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, JCI or JCISA, as the case may be, under this Agreement with the same effect as if such successor corporation had been a party thereto. No such consolidation, merger or conveyance, transfer or lease of all or substantially all of the assets of JCI or JCISA shall have the effect of terminating this Agreement or of releasing JCI or JCISA or any such successor corporation from its obligations hereunder.

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

          (c) Upon any termination of this Agreement, any accrued and unpaid installment of the Continuing Services Fee or portion thereof (pro rated, with respect to the month in which such termination occurs, for the portion of such month that precedes such termination), and any unpaid and unreimbursed Expenses that shall have been incurred prior to such termination (whether or not such Expenses shall then have become payable), shall be immediately paid or reimbursed, as the case may be, by the Company Group. In the event of the liquidation of any member of the Company Group, all amounts due CD&R hereunder shall be paid to CD&R before any liquidating distributions or similar payments are made to stockholders of such member of the Company Group.

          5.   Indemnification.  (a)  Each member of the Company Group confirms
               ---------------
and reaffirms its obligations pursuant to the Indemnification Agreement, dated as of the date hereof, (the "Indemnification Agreement"), among Lux SA, JCI,
                             -------------------------
JCISA, Cayman Co., CD&R and CD&R Fund, as the same may be amended, waived, modified or supplemented from time to time. Without limiting the generality of the foregoing, each member of the Company Group confirms and agrees that (a) it
                                                                          -
shall indemnify, defend and hold harmless CD&R, CD&R Fund, CD&R Associates, CD&R Associates Inc. (each as defined in the Indemnification Agreement), and CD&R Investment Associates II, Inc. and each of the respective directors, officers, partners, members, employees, agents, advisors, representatives and controlling persons (within the meaning of the Securities Act of 1933, as amended) of CD&R, CD&R Fund and CD&R Associates (collectively, "Indemnitees") from and against any
                                              -----------
and all claims, obligations, liabilities, causes of action, actions, suits, proceedings, investigations, judgments, decrees, losses, damages, fees, costs and expenses (including without limitation interest, penalties and fees and disbursements of attorneys, accountants, investment bankers and other professional advisors) (collectively, "Obligations"), whether incurred with
                                       -----------
respect to third parties or otherwise, in any way resulting from, arising out of or in connection with, based upon or relating to, the performance of the Acquisition Services or the Continuing Services contemplated hereby, except to the extent that any such Obligation is found in a final judgment by a court having jurisdiction to have resulted from the gross negligence or intentional misconduct of CD&R, (b) no Indemnitee shall have any liability (whether direct
                     -
or indirect, in contract or tort or otherwise) to a member of the Company Group or their respective security holders or creditors with respect to any Obligation in any way resulting from, arising out of or in connection with, based upon or relating to, the performance of the Acquisition Services or the Continuing Services contemplated hereby, except to the extent that any such Obligation is found in a final judgment by a court having jurisdiction to have resulted from the gross negligence or intentional misconduct of CD&R, and (c) the rights of
                                                             -
each Indemnitee to be indemnified under any agreement, document, certificate or instrument or applicable law are independent of and in addition

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

to any rights of such Indemnitee under any other agreement, document, certificate or instrument or applicable law.

          (b) The Company hereby agrees to advance costs and expenses, including attorneys' fees, incurred by CD&R (acting on its own behalf or, if requested by any such Indemnitee other than itself, on behalf of such Indemnitee) or any Indemnitee in defending any claim relating to any Obligation in advance of the final disposition of such claim within 30 days of receipt from CD&R of (i) a notice setting forth the amount of such costs and expenses (a
         -
"Payment Notice") and (ii) an undertaking by or on behalf of CD&R or such
---------------        --
Indemnitee to repay amounts so advanced if it shall ultimately be determined that CD&R or such Indemnitee is not entitled to be indemnified by the Company as authorized by this Agreement. CD&R may submit Payment Notices to the Company monthly.

          6.   Independent Contractor Status.  The parties agree that CD&R shall
               -----------------------------
perform services hereunder as an independent contractor, retaining control over and responsibility for its own operations and personnel. Neither CD&R nor any of its employees or agents shall, solely by virtue of this Agreement or the arrangements hereunder, be considered employees or agents of any member of the Company Group nor shall any of them have authority to contract in the name of a member of or bind any member of the Company Group, except (a) to the extent that
                                                           -
any professional employee of CD&R may be serving as a director or an officer of a member of the Company Group pursuant to Section 2(a)(iv) hereof or (b) as
                                                                      -
expressly agreed to in writing by a member of the Company Group. Each member of the Company Group hereby acknowledges and agrees that any agreements, arrangements or understandings entered into by CD&R on behalf of any member of the Company Group prior to the date hereof in connection with the Acquisition (including, but not limited to, any confidentiality agreements, agreements with brokers or finders and any arrangements relating to the financing of the Acquisition) shall be obligations of the members of the Company Group binding on them to the same extent as such obligations may be binding on CD&R, and the Company Group shall fully perform, and shall indemnify and hold harmless CD&R from and against, all such obligations. Any duties of CD&R arising out of its engagement to perform services hereunder shall be owed solely to the Company Group.

          7.   Notices.  Any notice or other communication required or permitted
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to be given or made under this Agreement by one party to the other parties shall be in writing and shall be deemed to have been duly given and effective (i) on
                                                                         -
the date of delivery if delivered personally or (ii) when sent if sent by
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prepaid telegram, or mailed first-class, postage prepaid, registered or certified mail, or facsimile transmission as follows (or to such other address as shall be given in writing by one party to the other parties in accordance herewith):

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

          If to Lux SA, JCI or JCISA to:

               Jafra Cosmetics International, Inc.
               2451 Towngate Road
               Westlake Village, CA  91361
               Telephone:  (805) 449-3000
               Facsimile:  (805) 449-

               Attention:  Ralph S. Mason, III, Esq.
               ----------

          If to CD&R, to:

               Clayton, Dubilier & Rice, Inc.
               375 Park Avenue, 18th Floor
               New York, New York 10152
               Telephone:  (212) 407-5200
               Telecopy:   (212) 407-5252

               Attention:     Donald J. Gogel
               ---------

          With a copy to:

               Debevoise & Plimpton
               875 Third Avenue
               New York, New York 10022
               Telephone:  (212) 909-6000
               Telecopy:   (212) 909-6836

               Attention:  Paul S. Bird, Esq.
               ---------

          8.  Entire Agreement.  This Agreement, together with the
              ----------------
Indemnification Agreement, (a) contains the complete and entire understanding
                            -
and agreement of CD&R and each member of the Company Group with respect to the subject matter hereof and (b) supersedes all prior and contemporaneous
                           -
understandings, conditions and agreements, oral or written, express or implied, in respect of the subject matter hereof, including but not limited to in respect of the engagement of CD&R in connection with the subject matter hereof. There are no representations or warranties of CD&R in connection with this Agreement or the services to be provided hereunder, except as expressly made and contained in this Agreement.

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

          9.   Headings.  The headings contained in this Agreement are for
               --------
purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

          10.  Counterparts.  This Agreement may be executed in several
               ------------
counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

          11.  Binding Effect; Assignment.  This Agreement shall be binding upon
               --------------------------
and inure to the benefit of the parties to this Agreement and their respective successors and assigns and to each Indemnitee, provided that none of CD&R or any
                                               --------
member of the Company Group may assign any of its rights or obligations under this Agreement without the express written consent of the other party hereto. This Agreement is not intended to confer any right or remedy hereunder upon any person other than the parties to this Agreement and their respective successors and permitted assigns and each Indemnitee.

          12.  Governing Law.  This Agreement shall be deemed to be a contract
               -------------
made under, and is to be governed and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles or rules thereof. Each member of the Company Group and CD&R hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America, in each case located in the State, City and County of New York, solely in respect of the interpretation and enforcement of the provisions of this Agreement, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement may not enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. Each member of the Company Group and CD&R hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 7, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

          13.  Waiver of Jury Trial.  Each party hereto acknowledges and agrees
               --------------------
that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore it hereby irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the breach, termination or validity of this Agreement, or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (a) no representative, agent or
                                            -
attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (b) it understands and has considered the implications of this waiver,
         -
(c) it makes this waiver voluntarily, and (d) it has been induced to enter into
 -                                         -
this Agreement by, among other things, the mutual waivers and certifications contained in this Section 13.

          14.  Amendment; Waivers.  No amendment, modification, supplement or
               ------------------
discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party or Indemnitee against whom enforcement of the amendment, modification, supplement, discharge or waiver is sought (and in the case of a member of the Company Group, approved by resolution of the Board of Directors or the sole stockholder of such member of the Company Group). Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party or Indemnitee granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto or any Indemnitee of a breach of or a default under any of the provisions of this Agreement, nor the failure by any party hereto or any Indemnitee on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right, powers or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights, power or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party or Indemnitee may otherwise have at law or in equity or otherwise.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                         CLAYTON, DUBILIER & RICE, INC.


                         By:/s/ Donald J. Gogel
                            ------------------------------------------
                            Name:  Donald J. Gogel
                            Title: President


                         CDRJ INVESTMENTS (LUX) S.A.


                         By:/s/ David A. Novak
                            -----------------------------
                            Name:  David A. Novak
                            Title:  Secretary


                         JAFRA COSMETICS INTERNATIONAL, INC.


                         By:/s/ David A. Novak
                            -----------------------------
                            Name:  David A. Novak
                            Title:  Secretary


                         JAFRA COSMETICS INTERNATIONAL,
                           S.A. de C.V.


                         By:/s/ David A. Novak
                            ----------------------------
                            Name:  David A. Novak
                            Title:  Vice President